POWER OF ATTORNEY<br />
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KNOW ALL PERSONS BY THESE PRESENTS that BROAD STREET<br /> INFRASTRUCTURE ADVISORS III, L.L.C. (the "Company") does hereby<br /> make, constitute and appoint each of Jamison Yardley and<br /> Jennifer Lee, acting individually, its true and lawful attorney,<br /> to execute and deliver in its name and on its behalf whether the<br /> Company is acting individually or as representative of others,<br /> any and all filings required to be made by the Company under the<br /> Securities Exchange Act of 1934, (as amended, the "Act"), with<br /> respect to securities which may be deemed to be beneficially<br /> owned by the Company under the Act, giving and granting unto<br /> each said attorney-in-fact power and authority to act in the<br /> premises as fully and to all intents and purposes as the Company<br /> might or could do if personally present by one of its authorized<br /> signatories, hereby ratifying and confirming all that said<br /> attorney-in-fact shall lawfully do or cause to be done by virtue<br /> hereof.<br />
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THIS POWER OF ATTORNEY shall remain in full force and effect<br /> until the earlier of (i)<br />
August 14, 2022 and (ii) such time that it is revoked in writing<br /> by the undersigned; provided that in the event the<br /> attorney-in-fact ceases to be an employee of the Company or its<br /> affiliates or ceases to perform the function in connection with<br /> which he/she was appointed attorney-in-fact prior to such time,<br /> this Power of Attorney shall cease to have effect in relation to<br /> such attorney-in-fact upon such cessation but shall continue in<br /> full force and effect in relation to any remaining<br /> attorneys-in-fact. The Company has the unrestricted right<br /> unilaterally to revoke this Power of Attorney.<br />
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This Power of Attorney shall be governed by, and construed in<br /> accordance with, the laws of the State of New York, without<br /> regard to rules of conflicts of law.<br />
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IN WITNESS WHEREOF, the undersigned has duly subscribed these<br /> presents as of August 14, 2019.<br />
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BROAD STREET INFRASTRUCTURE ADVISORS III, L.L.C.<br />
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By: The Goldman Sachs Group, Inc.,<br />
its Manager<br />
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By: William Y. Eng<br />
Name: William Y. Eng<br />
Title:  Attorney-in-Fact